UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): December 18, 2002


                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)


   Indiana                                  1-9250               35-1468632
----------------------                   ----------------     --------------
(State or other                          (Commission          (I.R.S. Employer
jurisdiction of                          File Number)        Identification No.)
organization)

11825 North Pennsylvania Street
        Carmel, Indiana                                             46032
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(Address of principal executive offices)                          (Zip Code)

                                 (317) 817-6100
                            -------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                         (Former name or former address,
                         if changed since last report.)
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Item 5.   Other Events and Regulation FD Disclosure.

          On December 17, 2002, Conseco, Inc. and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code").

          In connection with this filing, on December 18, 2002, the United States Bankruptcy Court for the Northern District of Illinois (the "Bankruptcy Court") granted a motion, and entered an interim order on the docket (the "NOL Order"), effective as of December 19, 2002 at 12:01 a.m. central time, to assist the Debtors in preserving their net operating losses by prohibiting without the consent of the Debtors all sales or other transfers of equity securities in the Debtors by Substantial Equityholders (as defined below) or that result in any person becoming a Substantial Equityholder. The order will remain in effect until the Bankruptcy Court holds a hearing to reconsider the appropriateness of the interim relief. A hearing is currently set for January 14, 2003.

          In general, the NOL Order applies to any person or entity that, directly or indirectly, beneficially owns (or would beneficially own as the result of a proposed transfer) at least 5% of the equity securities of the company on an as-converted basis (such entity, a "Substantial Equityholder"). Any purchase, sale or other transfer of equity interests in the Debtors in violation of the NOL Order will be null and void.

          The above summary of certain terms of the NOL Order is qualified in its entirety by the NOL Order and the related motion (including exhibits thereto), which are attached as an exhibit hereto.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)     Exhibits

                  99.1 NOL Order (including exhibits thereto), related motion (including exhibits thereto) and Notice of Final Hearing on the Equity Trading Motion.

                  99.2     Press release issued December 18, 2002.






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                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           CONSECO, INC.

December 19, 2002
                                           By:  /s/ John R. Kline
                                                ------------------------
                                                John R. Kline
                                                  Senior Vice President and
                                                  Chief Accounting Officer